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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 11, 1997



                         STARTRONIX INTERNATIONAL INC.
                (Name of registrant as specified in its charter)


           Delaware                    1-9190                  91-1263272
(State or other jurisdiction of    Commission file          (I.R.S. Employer
incorporation or organization)         number              Identification No.)


2402 Michelson Drive, Suite 160
Irvine, California                                              92612-1314
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (714) 474-1700


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Item 6.  Resignation of Registrant's Director.

On February 11, 1997, StarTronix International Inc. ("the Company") received a notice of resignation from the Company's Secretary, Gerald Fitch, a member of the Board of Directors, via a general letter from Mr. Fitch's legal counsel concerning certain employment matters. A copy of that notice of resignation is included as an exhibit to this Form 8-K.

Company management is investigating the claims made in the letter, but at the present time believes there is no validity to the claims made therein.

Item 7. Exhibits

  99.1   Letter from R. Duane Westrup dated February 11, 1997.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on March 10, 1997.


                                        StarTronix International Inc.

                                        By: /s/ James Valle
                                            --------------------------
                                        Title: Chief Financial Officer
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